UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 29, 2004
                                                --------------------------------


                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)


          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


 701 East Joppa Road, Towson, Maryland                        21286
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         410-716-3900
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.
On September 29, 2004, the Corporation announced that the antitrust waiting periods have passed, or it has received clearance from all regulatory agencies, for the purchase of the Tools Group from Pentair, Inc. The Corporation also announced that the closing of the transaction is now anticipated to occur in early October. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated September 29, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99 Press Release of the Corporation dated September 29, 2004.

FORWARD-LOOKING STATEMENTS
The Press Release contains  "forward-looking  statements"  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(g) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller



Date: September 29, 2004